Exhibit 10.12
ACKNOWLEDGEMENT OF
FORFEITURE OF SECURITIES
November 14, 2011
Reference is hereby made to that certain Business Combination Agreement, dated as of January 9, 2011, as amended on each of February 18, 2011, March 17, 2011 and April 7, 2011, in each case by and among 57th Street General Acquisition Corp. (now Crumbs Bake Shop, Inc.), a Delaware corporation (“CBS”), 57th Street Merger Sub LLC, a Delaware limited liability company (“Merger Sub”), Crumbs Holdings LLC, a Delaware limited liability company (the “Holdings”), the members of Holdings as set forth on the signature page thereto (each a “Member” and, collectively, the “Members”), and the representatives of Holdings and the Members (the “Member Representatives”) (as amended, the “Business Combination Agreement”).
Reference is further made to that certain employment agreement dated as of November 14, 2011 (the “Employment Agreement”) by and among CBS, Holdings and Julian R. Geiger (“Executive”), pursuant to which Executive will be employed as the President and Chief Executive Officer of CBS and Holdings.
Reference is further made to that certain Securities Grant Agreement, dated as of November 14, 2011 by and between CBS, Holdings and Executive (“Grant Agreement”), pursuant to which each of CBS and Holdings has agreed to issue certain securities to Executive.
In order to induce CBS, Holdings and Executive to enter into the Employment Agreement and in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby acknowledges and irrevocably agrees as follows:
1. Capitalized terms used and not defined herein shall have the meanings ascribed thereto in the Business Combination Agreement.
2. Upon consummation of the transactions contemplated by the Business Combination Agreement, the undersigned was issued certain Equity Consideration.
3. From the Equity Consideration, each of: (i) Six Hundred Thirty-Four Thousand Five-Hundred (634,500) New Crumbs Class B Exchangeable Units (the “Specified Class B Units”) issued to Bauer Holdings Inc. (formerly Crumbs Inc.) (“Bauer Holdings”) and (ii) Sixty-Three Thousand Four-Hundred-Fifty (63,450) shares of Series A Voting Preferred Stock (the “Specified Series A Preferred Shares”) issued to Bauer Holdings, shall be canceled without any further consideration

4. At or prior to the entry into the Employment Agreement (the “Effective Time”), CBS, Holdings and Bauer Holdings, as applicable, shall, subject only to paragraph 5 hereof, (i) irrevocably direct the secretary of Holdings to cancel the Specified Class B Units effective as of the Effective Time and (ii) irrevocably direct the Secretary of CBS to instruct Continental Stock Transfer & Trust Company, as transfer agent for the Series A Voting Preferred Stock, to cancel the Specified Series A Preferred Shares effective as of the Effective Time.
5. Solely in the event that the Effective Time does not occur by November 21, 2011, this Acknowledgement of Forfeiture of Securities shall be void and of no further force and effect, the Specified Class B Units and the Specified Series A Preferred Shares shall not be canceled, and CBS, Holdings and Bauer Holdings, as applicable, shall direct the secretary of Holdings, or Continental Stock Transfer & Trust Company, as the case may be, to that effect.
6. At the Effective Time, Bauer Holdings hereby irrevocably forfeits the right to receive only such amount of its Contingency Consideration equal to approximately 79.4% of the amount of Contingent Securities (as defined in the Grant Agreement) then issuable to Executive, in accordance with Section 2 of the Grant Agreement.
7. The undersigned hereby expressly acknowledges and agrees that Executive is an express third party beneficiary of this Acknowledgement of Forfeiture of Securities.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have executed this Acknowledgement of Forfeiture of Securities as of the date first written above.

BAUER HOLDINGS INC.
By:	/s/ Jason Bauer
	Name:	Jason Bauer
Title:

Acknowledged and agreed:

CRUMBS BAKE SHOP, INC.

By :	/s/ John D. Ireland Name: John D. Ireland Title: CFO

CRUMBS HOLDINGS, LLC.

By:	/s/ John D. Ireland Name: John D. Ireland
Title: CFO